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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


Date of Report:   May 13, 1996


                       VISTA TECHNOLOGIES INC.
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       (Exact name of registrant as specified in its charter)



          Nevada                  0-23142           13-3687830
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(State or other jurisdiction    (Commission    (I.R.S. Employer
    of incorporation             File No.)    Identification No.)
     or organization)



1250 Oakmead Parkway, Ste 210, Sunnyvale, California  92086-3599
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:(408) 524-2939



                           Former Address:
     126 E. 56th Street, 2nd Floor, New York, New York 10022
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   (Former name or former address, if changed since last report)

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                          VISTA TECHNOLOGIES INC.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a)(i) The accounting firm of A J. Robbins, PC acted as principal independent public accountants to audit the consolidated financial statements of Vista Technologies Inc. (the "Company") for its fiscal year ended March 31, 1995, the transition period of three months ended March 31, 1994, the fiscal year ended December 31, 1993 and the fiscal period from the Company's inception on June 15, 1992 to December 31, 1992.

               On May 8, the Company's Board of Directors elected to change its independent accountants and dismissed A J. Robbins, PC as the Company's independent certifying public accountant.

     (a)(ii) The reports of A J. Robbins, PC on the consolidated financial statements of the Company for the fiscal year ended March 31, 1995, the transition period of three months ended March 31, 1994 and the fiscal year ended December 31, 1993 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope, or accounting principles, except as follows: The report of A J. Robbins, PC dated May 24, 1995 on the Company's consolidated financial statements for its fiscal year ended March 31, 1995 contained a paragraph expressing certain doubts about the Company's ability to continue as a going concern.

     (a)(iii) The Company's Board of Directors participated in and approved the decision to change independent accountants.

     (a)(iv) In connection with its audit for the fiscal year ended December 31, 1993, the transition period of three months ended March 31, 1994, the fiscal year ended March 31, 1995 and thereafter through May 8, 1996, there have been no disagreements of the Company with A J. Robbins, PC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of A J. Robbins, PC would have caused them to make reference thereto in their report on the financial statements for such year.

     (a)(v) During the fiscal year ended December 31, 1993, the transition period of three months ended March 31, 1994, the fiscal year ended March 31, 1995 and through May 8, 1996, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

     (a)(vi) The Company requested that A J. Robbins, PC furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not A J. Robbins, PC agrees with the above statements. A copy of such letter is filed as Exhibit 16 to this Form 8-K.


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     (b)       On May 9, 1996, the Company engaged the services
of the independent public accounting firm of KPMG Peat Marwick LLP to act as the principal independent accountants as to the Company's consolidated financial statements for its most recent
fiscal year ended March 31, 1996.   Prior to engaging KPMG Peat
Marwick LLP, the Company did not consult its new independent public accountants as to the application of accounting principles to a specified transaction, either completed or proposed, or as to the type of audit opinion that might be rendered on the Company's financial statements.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.


(a)   EXHIBITS:

Exhibit
Number     Description
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16        Letter from A J. Robbins P.C. responding to
          the disclosures set forth in Item 4 of this Report on Form 8-K.


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 14, 1996


VISTA TECHNOLOGIES INC.
    (Registrant)


By: /s/  KENNETH G. HOWLING
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    Kenneth G. Howling,
      Treasurer and Chief Executive Officer